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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): MARCH 3, 2005

                      INTEGRATED HEALTHCARE HOLDINGS, INC.

                            (EXACT NAME OF REGISTRANT
                            AS SPECIFIED IN CHARTER)

        NEVADA                       0-23511                    87-0412182
   (STATE OR OTHER              (COMMISSION FILE              (IRS EMPLOYER
JURISDICTION OF NUMBER)                                      IDENTIFICATION NO.)
    INCORPORATION)



         695 TOWN CENTER DRIVE, SUITE 260, COSTA MESA, CALIFORNIA 92626
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

       Registrant's telephone number, including area code: (714) 434-9191

                            -----------------------


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 8, 2005, Integrated Healthcare Holdings, Inc. (the "Company") announced the completion of its $70-million acquisition (the "Hospital Acquisition") of four Orange County, California hospitals and associated real estate from subsidiaries of Tenet Healthcare Corporation ("Tenet"). The four hospitals that were acquired are: (i) 282-bed Western Medical Center--Santa Ana, CA; (ii) 188-bed Western Medical Center--Anaheim, CA; (iii) 178-bed Coastal Communities Hospital in Santa Ana, CA; and (iv) 114-bed Chapman Medical Center in Orange, CA (collectively, the "Hospitals"). The Hospitals were assigned to four wholly-owned subsidiaries of the Company (the "Subsidiaries") formed for the purpose of completing the Hospital Acquisition.

      The Company also acquired the following real estate, leases and assets associated with the Hospitals: (i) a fee interest in the Western Medical Center at 1001 North Tustin Avenue, Santa Ana, CA 92705, a fee interest in the administration building at 1301 North Tustin Avenue, Santa Ana, CA 92705, certain rights to acquire condominium suites located in the medical office building at 999 North Tustin Avenue, Santa Ana, CA, and the business known as the West Coast Breast Cancer Center; (ii) a fee interest in the Western Medical Center at 1025 South Anaheim Blvd., Anaheim, CA 92805; (iii) a fee interest in the Coastal Communities Hospital at 2701 South Bristol Street, Santa Ana, CA 92704, and a fee interest in the medical office building at 1901 North College Avenue, Santa Ana, CA; (iv) a lease for the Chapman Medical Center at 2601 East Chapman Avenue, Orange, CA 92869, and a lease for the medical office building at 2617 East Chapman Avenue, Orange, CA; and (v) the furniture, fixtures and contract rights associated with the Hospitals.

      As part of the Company's previously announced agreement to obtain equity financing and financing commitments of up to $30 million from Orange County Physicians Investment Network, LLC ("OC-PIN"), at the closing of the Hospital Acquisition the Company transferred all of the fee interests in real estate described in the preceding paragraph (the "Transferred Properties") to Pacific Coast Holdings Investments, LLC ("PCHI"). PCHI is 51% owned by West Coast Holdings, LLC (owned in part by Dr. Anil Shah) and 49% by Ganesha Realty LLC (owned in part by Dr. Kali Chaudhuri). The Company then entered into a triple net lease under which it leased back from PCHI all of the real estate that it transferred to PCHI.

      OC-PIN is a majority shareholder of the Company and is managed by Dr. Anil
V. Shah. OC-PIN is owned by Dr. Shah and a number of physicians practicing at the Hospitals.

      The Company obtained borrowings to complete the Hospital Acquisition from affiliates of Medical Capital Corporation of Anaheim, CA. The Company obtained a $50 million acquisition loan and a working capital non-revolving line of credit of up to $30 million from Medical Provider Financial Corporation II (the "Lender"). Each of OC-PIN and PCHI guaranteed the Company's obligations under these credit agreements, and PCHI subordinated to the Lender its rights to receive payments from the Company. The Company also sold its accounts receivable associated with the Hospitals to Medical Provider Financial Corporation I.

      In connection with the transactions described above, the Company, OC-PIN and/or PCHI entered into a number of material agreements as follows:

      o Second Amendment to Asset Sale Agreement, effective as of January 1, 2005, between the Company and subsidiaries of Tenet Healthcare Corporation.

      o Third Amendment to Asset Sale Agreement, effective as of March 8, 2005, between the Company and subsidiaries of Tenet Healthcare Corporation.

      o Guaranty Agreement, dated as of March 3, 2005, by OC-PIN in favor of the Lender.

      o Guaranty Agreement, dated as of March 3, 2005, by PCHI in favor of the Lender.

      o Subordination Agreement, dated as of March 3, 2005, among the Company, the Subsidiaries, PCHI and the Lender.


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      o     Credit Agreement, dated as of March 3, 2005, among the Company, the
            Subsidiaries, PCHI, the members of PCHI, and the Lender.

      o     $50 million acquisition note by the Company and the Subsidiaries.

      o     $30 million line of credit note by the Company and the Subsidiaries.

      o Leases for the properties at the Chapman Medical Center, assigned to the Company by a subsidiary of Tenet Healthcare Corporation.

      o     Triple net leases for the Transferred Properties.

      The forms of definitive agreements described above are furnished as exhibits to this Report. The preceding descriptions of these agreements are summary in nature and do not purport to be complete. This summary should be read in connection with the exhibits hereto. A copy of the press release announcing the Hospital Acquisition is also attached as an exhibit hereto.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      The disclosures under Item 1.01 of this Report are hereby incorporated under this item by reference.

ITEM 8.01   OTHER EVENTS

      Effective March 7, 2005, Milan Mehta, former HealthSouth Corporation vice president of Managed Care Contracts, joined the Company as senior vice president of Contracting. Effective March 1, 2005, Orange County-based corporate attorney Hari S. Lal, Esq. joined the Company as executive vice president and general counsel.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

      The financial statements required under this section will be filed by amendment within the timeframe permitted under the requirements for this Form 8-K.

      (b)   Pro Forma Financial Information.

      The financial information required under this section will be filed by amendment within the timeframe permitted under the requirements for this Form 8-K.

       (c)  Exhibits.

EXHIBIT                             DESCRIPTION
NUMBER

99.1 Second Amendment to Asset Sale Agreement, effective as of January 1, 2005, between the Company and certain subsidiaries of Tenet Healthcare Corporation.

99.2 Third Amendment to Asset Sale Agreement, effective as of March 8, 2005, between the Company and certain subsidiaries of Tenet Healthcare Corporation.

99.3 Guaranty Agreement, dated as of March 3, 2005, by Orange County Physicians Investment Network, LLC in favor of Medical Provider Financial Corporation II.

99.4 Guaranty Agreement, dated as of March 3, 2005, by Pacific Coast Holdings Investments, LLC in favor of Medical Provider Financial Corporation II.

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99.5        Subordination Agreement, dated as of March 3, 2005, by and among the
            Company and its subsidiaries, Pacific Coast Holdings Investments, LLC, and Medical Provider Financial Corporation II.

99.6 Credit Agreement, dated as of March 3, 2005, by and among the Company and its subsidiaries, Pacific Coast Holdings Investments, LLC and its members, and Medical Provider Financial Corporation II.

99.7 Form of $50 million acquisition note by the Company and the Subsidiaries.

99.8 Form of $30 million line of credit note by the Company and the Subsidiaries.

99.9 Triple Net Hospital and Medical Office Building Lease dated March 7, 2005, as amended by Amendment No. 1 To Triple Net Hospital And Medical Office Building Lease.

99.10       Press Release issued by the Company on March 8, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Integrated Healthcare Holdings, Inc.

                                        By: /s/ Bruce Mogel
                                        ------------------------------------
                                        Name:  Bruce Mogel
                                        Title: Chief Executive Officer

Date: March 14, 2005


                                INDEX TO EXHIBITS


EXHIBIT                             DESCRIPTION
NUMBER

99.1 Second Amendment to Asset Sale Agreement, effective as of January 1, 2005, between the Company and certain subsidiaries of Tenet Healthcare Corporation.

99.2 Third Amendment to Asset Sale Agreement, effective as of March 8, 2005, between the Company and certain subsidiaries of Tenet Healthcare Corporation.

99.3 Guaranty Agreement, dated as of March 3, 2005, by Orange County Physicians Investment Network, LLC in favor of Medical Provider Financial Corporation II.

99.4 Guaranty Agreement, dated as of March 3, 2005, by Pacific Coast Holdings Investments, LLC in favor of Medical Provider Financial Corporation II.

99.5 Subordination Agreement, dated as of March 3, 2005, by and among the Company and its subsidiaries, Pacific Coast Holdings Investments, LLC, and Medical Provider Financial Corporation II.

99.6 Credit Agreement, dated as of March 3, 2005, by and among the Company and its subsidiaries, Pacific Coast Holdings Investments, LLC and its members, and Medical Provider Financial Corporation II.

99.7 Form of $50 million acquisition note by the Company and the Subsidiaries.

99.8 Form of $30 million line of credit note by the Company and the Subsidiaries.

99.9 Triple Net Hospital and Medical Office Building Lease dated March 7, 2005, as amended by Amendment No. 1 To Triple Net Hospital And Medical Office Building Lease.

99.10       Press Release issued by the Company on March 8, 2005.

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